UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TOFUTTI BRANDS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TOFUTTI BRANDS INC.
50 Jackson Drive
Cranford, New Jersey 07016
Telephone: (908) 272-2400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 14, 2014

To Our Shareholders:

          On behalf of the Board of Directors, I cordially invite you to attend the 2014 Annual Meeting of the Shareholders of Tofutti Brands Inc. The Annual Meeting will be held at 10:00 a.m. on Tuesday, June 10, 2014, at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey. The Homewood Suites is located off Exit 136 of the Garden State Parkway (telephone no. 908-709-1980).

The matters expected to be acted upon at the Annual Meeting are:

1.	To elect six directors to the Board of Directors for the ensuing year;

2.	To approve the adoption of the 2014 Equity Incentive Plan;

3.	To ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2014; and

4.	To act upon any other matters that may properly be brought before the Annual Meeting and any adjournment thereof.

          Shareholders of record at the close of business on May 9, 2014, the record date for the Annual Meeting, will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 10, 2014: This Proxy Statement, the proxy card and our 2013 annual report are available at
http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=06247

          Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares at your earliest convenience. This will help ensure the presence of a quorum at the meeting. Promptly voting your shares by signing, dating, and returning the enclosed proxy card will save us the expense and extra work of additional solicitation. A pre-addressed envelope for which no postage is required if mailed in the United States is enclosed. Voting your shares now will not prevent you from attending or voting your shares at the meeting if you desire to do so.

By order of the Board of Directors,

David Mintz
Chairman and Chief Executive Officer

TOFUTTI BRANDS INC.
50 Jackson Drive, Cranford, New Jersey 07016

PROXY STATEMENT

          This Proxy Statement is furnished to shareholders of Tofutti Brands Inc. (the “Company,” “Tofutti” or “we,” “our,” or “us”), in connection with the Annual Meeting of Shareholders to be held at 10:00 a.m. on Tuesday, June 10, 2014 at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey, and at any adjournment thereof. The Homewood Suites is located off Exit 136 of the Garden State Parkway. The Board of Directors is soliciting proxies to be voted at the Annual Meeting. This Proxy Statement and Notice of Annual Meeting, the proxy card and our Annual Report to Shareholders are expected to be mailed to shareholders beginning on or about May 14, 2014.

VOTING INFORMATION

Who can vote?

          You may vote if you were a shareholder of record as of the close of business on May 9, 2014. This date is known as the record date. You are entitled to one vote for each share of common stock you held on that date on each matter presented at the Annual Meeting. As of May 9, 2014, 5,153,706 shares of our common stock, par value $0.01 per share, were issued and outstanding.

How many votes are needed to hold the Annual Meeting?

          To take any action at the Annual Meeting, a majority of our outstanding shares of common stock entitled to vote as of May 9, 2014, must be represented, in person or by proxy, at the Annual Meeting. This is called a quorum.

What is a proxy?

          A “proxy” allows someone else to vote your shares on your behalf. Our Board of Directors is asking you to allow the people named on the proxy card (David Mintz and Steven Kass) to vote your shares at the Annual Meeting.

How do I vote by proxy?

          Shareholder of Record: Shares Registered in Your Name

          If on May 9, 2014 your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing and returning the enclosed printed proxy card.

          When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted. Abstentions and “broker non-votes” are not counted in determining outcomes of matters being acted upon. They are counted only for determining a meeting quorum. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

          Beneficial Owner: Shares Registered in the Name of a Broker or Bank

          If on May 9, 2014 your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Annual Meeting and Proxy Statement are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply follow the voting instructions provided to ensure that your vote is counted. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

2

Can I change my vote after I submit my proxy?

          Yes. You can change or revoke your proxy at any time before it is voted by submitting another proxy with a later date or attending the meeting and voting in accordance with the instructions below. You also may send a written notice of revocation to 50 Jackson Drive, Cranford, New Jersey 07016, Attention: Steven Kass, Secretary.

Can I vote in person at the Annual Meeting instead of voting by proxy?

          Yes. However, we encourage you to vote your shares at your earliest convenience to ensure that your shares are represented and voted. If you vote your shares by proxy and later decide you would like to attend the meeting and vote your shares in person, you will need to provide a written notice of revocation to the secretary of the meeting before your proxy is voted. If the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the meeting, you must request a legal proxy from your broker, bank or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting. If you would like to obtain directions to be able to attend the meeting and vote in person, please contact the Company at (908) 272-2400.

What are the Board of Directors’ recommendations on how I should vote my stock?

          The Board of Directors recommends that you vote your stock as follows:

Proposal 1 – “FOR” the election of each of the directors.

Proposal 2 – “FOR” the adoption of the 2014 Equity Incentive Plan.

Proposal 3 – “FOR” the Ratification the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2014.

What if I do not specify how I want my stock voted?

          If you are a record holder who returns a completed proxy card that does not specify how you want to vote your stock on one or more proposals, the proxies will vote your stock for each proposal as to which you provide no voting instructions, and such stock will be voted in the following manner:

Proposal 1 – “FOR” the election of each of the directors.

Proposal 2 – “FOR” the adoption of the 2014 Equity Incentive Plan.

Proposal 3 – “FOR” the Ratification the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2014.

          If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote that stock, except with respect to the Ratification of EisnerAmper. See “How are votes counted?”

How are votes counted?

          Except as noted, all proxies received will be counted in determining whether a quorum exists and whether we have obtained the necessary number of votes to approve each proposal. An abstention from voting will be used for the purpose of establishing a quorum, but for purposes of determining the outcome of the proposal as to which the proxy is marked “abstain,” the shares represented by such proxy will not be treated as affirmative votes.

3

          A broker non-vote will also be used for the purpose of establishing a quorum, but will not otherwise be counted in the voting process. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner and (ii) the broker lacks discretionary voting power to vote such shares.

How many votes are required to approve each proposal?

          To be elected a director, each nominee must receive a plurality of the votes cast at the Annual Meeting for the election of directors. An affirmative majority of the votes cast at the Annual Meeting is required to ratify the appointment of auditors. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director or any proposal.

          Our Chairman of the Board and Chief Executive Officer, David Mintz, holds 2,630,440 shares of common stock representing approximately 51.0% of the outstanding shares, permitting him to elect all the members of the Board of Directors and thereby effectively control the business, policies and management of our company. Mr. Mintz has indicated that he presently intends to vote in favor of all of the resolutions on the agenda for the Annual Meeting.

Who pays for this proxy solicitation?

          The Company will pay the cost of soliciting proxies for the Annual Meeting, including the costs of preparing, assembling and mailing the proxy materials. We will provide copies of proxy materials to fiduciaries, custodians and brokerage houses to forward to the beneficial owners of shares held in their name. We may reimburse such fiduciaries, custodians and brokers for their costs in forwarding the proxy materials.

          In addition to the solicitation of proxies by mail, certain of our officers and other employees may also solicit proxies personally or by telephone, facsimile, e-mail or other means. No additional compensation will be paid to these individuals for any such services.

OUR BOARD OF DIRECTORS

Board Members

          Our Board of Directors is responsible for the overall management of the Company. The Board of Directors is currently comprised of eight directors; two of whom, Messrs. Fischer and Gotthelf, are not running for re-election. After the Annual Meeting the Board will be comprised of six directors. All of our directors will hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. The name, age and business experience of each of our directors running for re-election are shown below.

			Director
	Position	Age	Since
David Mintz	Chairman of the Board of Directors and Chief Executive Officer	81	1981
Neal S. Axelrod	Director	60	2007
Joseph N. Himy	Director	44	2013
Scott Korman	Director	58	2011
Reuben Rapoport	Director	84	1983
Franklyn Snitow	Director	66	1987

          David Mintz has been our Chairman of the Board and Chief Executive Officer since August 1981. Mr. Mintz’s knowledge about our company and his role as the developer of our product line is essential to the operation of our board.

4

          Neal S. Axelrod has been a director since August 2007. Mr. Axelrod has been a self-employed certified public accountant in New Jersey since 1977. Mr. Axelrod’s accounting and financial background enhances the breadth of experience of the board of directors.

          Joseph N. Himy was elected to serve as a member of the Board of Directors and the Audit Committee on October 30, 2013 by our Board of Directors. He has been Managing Director of The CFO Squad, a financial and business advisory firm providing outsourced CFO advisory and regulatory consulting services primarily for public companies, since August 2011. From May 2008 until August 2011, Mr. Himy was Chief Financial Officer of Vyteris, Inc., manufacturer of the first active transdermal patch approved by the U.S. Food and Drug Administration for the pain associated with blood draws, intravenous cannulations and laser ablation of superficial skin lesions. Prior to May 2008 and from October 2004, Mr. Himy held various other positions at Vyteris, including Corporate Controller and VP of Finance. Mr. Himy received a B.S. degree in Accounting from Brooklyn College of the City University of New York and is a certified public accountant. Mr. Himy’s accounting and financial and corporate governance experience background enhances the breadth of experience of the board of directors.

          Scott Korman has served as member of the Board of Directors and the Audit Committee since December 2011. Mr. Korman founded Nashone, Inc., a private equity firm, in 1984 and is its President. Nashone is also involved in financial advisory, turnaround and general management assignments. Mr. Korman is currently Chairman of Da-Tech Corporation, a Pennsylvania based contract electronics manufacturer. He previously served as Chairman and CEO of Best Manufacturing Group LLC., a leading manufacturer and distributor of uniforms, napery, service apparel, and hospitality and healthcare textiles. Mr. Korman also served as President and CEO of Welsh Farms Inc., a full service dairy, processing and distributing milk, ice cream mix and ice cream products. Mr. Korman received a B.S. degree in Economics from the University of Pennsylvania Wharton School in 1977. He also serves on the boards of various not-for-profit groups and was the founder of the Englewood Business Forum. Mr. Korman’s experience as a CEO of a frozen dessert company enhances the breadth of experience of the board of directors.

          Reuben Rapoport, our former Director of Product Development who retired in April 2003, has been a director since July 1983. Mr. Rapoport’s product development background and knowledge about our company enhances the breadth of experience of the board of directors.

          Franklyn Snitow has been a director since 1987. He has been a partner in the New York City law firm Snitow Kanfer Holtzer & Millus, LLP, our general counsel, since 1985. Mr. Snitow’s legal and corporate governance background enhances the breadth of experience of the board of directors.

Board of Directors and Committees

Leadership Structure and Risk Oversight

          Our business and affairs are managed under the direction of our Board of Directors, composed of seven non-employee directors and one employee director as of the date of this Proxy Statement. Because we are a controlled company (with 50% of its voting power held by an individual), we are not required to comply with all the NYSE MKT corporate governance requirements (that is, we are not required to have a have a majority of independent directors on the Board, and we are not required to comply with NYSE MKT’s requirements relating to director nominations and executive compensation). Our corporate governance measures, however, do not differ in any significant way from NYSE MKT’s corporate governance requirements applicable to smaller reporting companies.

          Our Board of Directors as a whole establishes our overall policies and standards, reviews the performance of management and considers our overall risk regarding our operations and goals and how those risks are being managed. Members of the Board of Directors are kept informed of our operations at meetings of the Board of Directors and its Audit Committee and through reports and discussions with management. In addition, members of the Board of Directors periodically visit our facilities. Members of management are available at Board of Directors meetings and at other times to answer questions and to discuss issues. David Mintz, the Chief Executive Officer of our Company, is Chairman of the Board of Directors. Our company combined the positions of CEO and Chairman of the Board because of the size of the company and the efficiency involved. A lead independent director has not been designated because the Board does not believe it is warranted for a company of our size and complexity.

5

Director Meetings and Committees

          We are required by the NYSE MKT to hold meetings of our Board of Directors on at least a quarterly basis. Our Board of Directors held four meetings during 2013. Messrs. Mintz, Axelrod, Fischer, Gotthelf and Korman attended four meetings and Messrs. Forem, Rapoport and Snitow attended one meeting. We do not have a policy with regard to directors’ attendance at annual meetings of shareholders, but we encourage our directors to attend the annual meetings. At our 2013 annual meeting of shareholders, four of the seven directors then in office were present and in attendance.

          Our Board of Directors has an Audit Committee, but there are no committees performing the functions of either a compensation committee or nominating committee. As a “Controlled Company” as defined by the NYSE MKT, we are not required to have a compensation committee or nominating committee. Our Audit Committee held four meetings during 2013.

Nominations Process, Executive Compensation; Director Independence; Board Diversity

          It is the position of our Board of Directors that it is appropriate for our company not to have a separate nominating and compensation committee in light of the “ Controlled Company” status of our company, the composition of our Board of Directors and the collective independence of our independent directors, which enable the company to fulfill the functions of standing committees.

          Candidates for independent Board members have typically been found through recommendations from directors or others associated with us. Our shareholders may also recommend candidates by sending the candidate’s name and resume to the Board of Directors under the provisions set forth below for communication with our Board. No such suggestions from our shareholders were received in time for our Annual Meeting. We have no predefined minimum criteria for selecting Board nominees and do not have a formal diversity policy, although we believe that the independent directors should have a range of relevant experience, independence, diversity and strong communication and analytical skills. In any given search, our independent directors may also define particular characteristics for candidates to balance the overall skills and characteristics of our Board and our perceived needs. However, during any search, our independent directors reserve the right to modify its stated search criteria for exceptional candidates.

          We currently have only two executive officers, and our Board as a whole, but without Mr. Mintz in attendance, sets their compensation. In setting compensation, the Board reviews and considers prior compensation levels of the two executive officers, the contribution of each executive officer during the course of the year and our financial condition and prospects for the upcoming year. The Board determines the amount of cash (or any other compensation) to be paid to our directors. Our non-employee directors earned director compensation in fiscal year 2013 based on the number of meetings attended.

6

Audit Committee

The Audit Committee consists of Messrs. Axelrod, Himy and Korman. As a small business issuer listed on the NYSE MKT, our Audit Committee must have at least two members and be comprised only of independent directors each of whom satisfies the respective independence requirements of the Securities and Exchange Commission and the NYSE MKT. Our Board of Directors has determined that all of our current Audit Committee members are independent, as that term is defined under the independence standards for audit committee members in the Securities Exchange Act of 1934, as amended, and in the listing standards of the NYSE MKT. The Board of Directors has also determined that Neal S. Axelrod is an audit committee financial expert, as that term is defined in Item 407 of Regulation S-K.

The Audit Committee is responsible for reviewing and helping to ensure the integrity of our financial statements. Among other matters, the Audit Committee, with management and our independent auditors, reviews the adequacy of our internal accounting controls that could significantly affect our financial statements, reviews with the independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of our independent accountants. The Audit Committee held four meetings in addition to the meetings of the entire Board of Directors during 2013. Messrs. Axelrod and Korman attended all of those meetings, while Mr. Forem, who resigned as a director in October 2013 attended one. Mr. Himy was appointed to our Board of Directors and Audit Committee in October 2013 and is a nominee for election to the Board at this Annual Meeting of Shareholders. Mr. Himy attended the one meeting held after his appointment to the Audit Committee. The Board of Directors adopted and maintains a written charter for the Audit Committee which is published on the investor relations page of our website (www.tofutti.com).

Code of Ethics

We have adopted a Code of Business Conduct and Ethics, which applies to directors, officers, employees and agents of our company. We have also adopted a Code of Ethics for Senior Officers, which applies to our chief executive officer, and all senior financial officers of our company, including the chief financial officer, chief accounting officer or controller, or persons performing similar functions. The Code of Business Conduct and Ethics and the Code of Ethics for Senior Officers are publicly available on our website at www.tofutti.com and printed copies are available upon request. If we make any substantive amendments to the Code of Business Conduct and Ethics or the Code of Ethics or grant any waivers, including any implicit waiver, from a provision of these codes to our chief executive officer, chief financial officer or corporate controller or our directors, we will disclose the nature of such amendment or waiver on our website.

Shareholder Communications with the Board of Directors

Our shareholders may communicate with the members of our Board of Directors by writing directly to the Board of Directors or specified individual directors to:

Secretary
Tofutti Brands Inc.
50 Jackson Drive
Cranford, New Jersey 07016

Our Secretary will deliver shareholder communications to the specified individual director, if so addressed, or to one of our directors who can address the matter.
7

PROPOSAL I
ELECTION OF DIRECTORS

At the Annual Meeting six directors are to be elected, each to serve until the next annual meeting of shareholders and until their respective successor is elected and qualified or until their respective death, resignation or removal. The Board of Directors proposes the election of the nominees named below, who currently are members of our Board of Directors.

Unless authorization to do so is withheld, proxies received will be voted FOR the nominees named below. If any nominee should become unavailable for election before the Annual Meeting, the proxies will be voted for the election of such substitute nominee as the present Board of Directors may propose. The persons nominated for election have agreed to serve if elected, and the Board of Directors has no reason to believe that the nominees will be unable to serve.

Nominees

Our Board of Directors proposes the election of the following nominees as members of the Board of Directors:

David Mintz	Neal S. Axelrod	Joseph N. Himy

Scott Korman	Reuben Rapoport	Franklyn Snitow

Our Board unanimously recommends that shareholders vote FOR the election of each nominee for Director named above.

OUR EXECUTIVE OFFICERS

The Board of Directors appoints the executive officers of the Company who are responsible for administering our day-to-day operations. Officers serve at the discretion of the Board of Directors. There are no family relationships between any of our directors and executive officers. All of the executive officers devote their full time to the operations of our company. The names of our current executive officers, their ages as of May 9, 2014, and their positions are shown below. Biographical summaries of each of our executive officers who are not also members of our Board of Directors are included below.

Name of Executive Officer	Position	Age

David Mintz	Chairman of the Board of Directors and Chief Executive Officer	82
Steven Kass	Chief Financial Officer, Treasurer and Secretary of the Company	62

            Steven Kass has been our Chief Financial Officer since November 1986 and Secretary and Treasurer since January 1987.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following tables set forth as of May 9, 2014 certain information regarding the ownership of our common stock, $0.01 par value, for each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, for each executive officer named in the Summary Compensation Table, for each of our directors and for our executive officers and directors as a group:

8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Name and	Amount and
Address of Beneficial Owner(1)	Nature of Beneficial Owner(2)	Percent of Class(3)
David Mintz	2,630,440	51.0%

(1)	The address of Mr. Mintz is c/o Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016. Mr. Mintz has sole voting and/or investment power of the shares attributed to him.
(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(3)	Based on 5,153,706 shares issued and outstanding as of May 9, 2014.

SECURITY OWNERSHIP OF MANAGEMENT

	Amount and
Name and Address of Beneficial Owner(1)	Nature of Beneficial Owner(2)	Percent of Class(3)
David Mintz	2,630,440	51.0%
Steven Kass	220,000	4.3%
Franklyn Snitow	47,200	*
Reuben Rapoport	41,100	*
Neal S. Axelrod	1,000	*
Joseph Fischer**	0	*
Philip Gotthelf**	0	*
Joseph N. Himy	0	*
Scott Korman	0	*
All Executive Officers and Directors as a group (9 persons)	2,939,740	57.1%

*	Less than 1%.

**	Messrs. Fisher and Gotthelf are not standing for re-election as directors.

(1)
The address of Messrs. Mintz, Kass, Axelrod, Fischer, Gotthelf and Rapoport is c/o Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016. The address of Mr. Snitow is 575 Lexington Avenue, New York, New York 10017. The address of Mr. Korman is c/o Nashone, Inc., 175 Elm Road, Englewood, NJ 0361. Each of these persons has sole voting and/or investment power of the shares attributed to him.

(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(3)	Based on 5,153,706 shares issued and outstanding as of May 9, 2014.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than ten percent of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) of common stock and other equity securities of the company with the Securities and Exchange Commission, or the SEC, and the NYSE MKT. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all such forms they file.

9

            To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no additional forms were required for those persons, we believe that during fiscal year 2013 all persons subject to these reporting requirements filed the required reports on a timely basis.

EXECUTIVE COMPENSATION

Compensation Overview

            Tofutti Brands, Inc. is a “smaller reporting company” under the rules promulgated by the Securities and Exchange Commission and the Company complies with the disclosure requirements applicable to smaller reporting companies. This executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

The following table sets forth information concerning the total compensation during the last three fiscal years for our named executive officers whose total salary in fiscal 2013 totaled $100,000 or more:

Summary Compensation Table

						Non-Equity
				Stock	Option	Incentive Plan	All Other
	Fiscal			Awards	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	Salary ($)	Bonus ($)	($)	($)	($)	($)	($)
David Mintz	2013	450,000	--	--	--	--	--	450,000
Chief Executive Officer	2012	450,000	--	--	--	--	--	450,000
and Director	2011	450,000	--	--	--	--	--	450,000

Steven Kass	2013	125,000	--	--	--	--	--	125,000
Chief Financial Officer	2012	125,000	--	--	--	--	--	125,000
	2011	125,000	--	--	--	--	--	125,000

Narrative Disclosure to Summary Compensation Table

                Because of our size and the limited number of executive officers, our compensation structure is not complex. We do not currently have any employment agreements with our executive officers, nor do we anticipate entering into employment contracts with our executive officers and key personnel in the future. Our executive officers receive salaries based on the prior salaries provided to the them, the contribution of each executive officer during the course of the year and our financial condition and prospects for the upcoming year. Bonuses for the prior year, when awarded, are finalized and paid in current fiscal year and are generally contingent upon our financial condition and the performance of the executive officers during the prior fiscal year. No bonuses were awarded for fiscal 2013 or fiscal 2012.

                The aggregate value of all other perquisites and other personal benefits furnished to each of our executive officers was less than $10,000 in both the 2013 and 2012 fiscal years.

Grants of Plan-Based Awards for 2013

                There were no stock options awarded during the fiscal year ended December 28, 2013.

Long-Term Incentive Plans-Awards in Last Fiscal Year

                We do not currently have any long-term incentive plans.

10

DIRECTOR COMPENSATION

                Our non-employee directors earned director compensation in fiscal year ended December 28, 2013 based on the number of meetings attended. Mr. Axelrod, chairman of the audit committee, receives $1,500 per meeting attended. Other members of the audit committee receive $1,000 per meeting attended. All other non-employee directors are entitled to $500 per meeting attended. Mr. Forem waived his compensation.

                The following table sets forth the compensation received by each of the Company’s non-employee directors for the year ended December 28, 2013. Each non-employee director is considered independent under NYSE MKT listing standards. Mr. Forem waived his compensation.

	Fees
	Earned			Non-Equity	Nonqualified
	or Paid			Incentive Plan	Deferred	All Other
	in Cash	Stock	Option	Compensation	Compensation	Compensation
Name	($)	Awards ($)	Awards ($)	($)	($)	($)		Total ($)
Neal S. Axelrod	18,000	--	--	--	--	--		18,000
Joseph Fischer	2,000	--	--	--	--	--		2,000
Aaron Forem*	--	--	--	--	--	--		--
Philip Gotthelf	3,600	--	--	--	--	22,500	**	26,100
Joseph N. Himy***	--	--	--	--	--	--		--
Scott Korman	8,000	--	--	--	--	--		8,000
Reuben Rapoport	--	--	--	--	--	--		--
Franklyn Snitow	500	--	--	--	--	--		500

* Mr. Forem resigned in October 2013.
**Mr. Gotthelf received a $2,500 per month expense allowance through September 30, 2013 pursuant to a consulting agreement. See Transactions with Related Persons below.
***Mr. Himy was elected to the board in October 2013.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

                The following table summarizes the options awards granted to each of the named executive officers identified above in the summary compensation table above pursuant to an Equity Incentive Plan.

Option Awards						Stock Awards
								Equity	Equity
								incentive	incentive
								plan	plan
								awards:	awards:
			Equity					number	market or
			incentive			Number	Market	of	payout
			plan			of	value of	unearned	value of
			awards:			shares	shares	shares,	unearned
	Number of	Number of	number of			or units	or units	units or	shares,
	securities	securities	securities			of stock	of stock	other	units or
	underlying	underlying	underlying			that	that	rights	other
	unexercised	unexercised	unexercised	Option	Option	have not	have not	that have	rights that
	options (#)	options (#)	unearned	exercise	expiration	vested	vested	not	have not
Name	Exercisable	Unexercisable	options (#)	price ($)	date	(#)	($)	vested (#)	vested ($)
David Mintz	--	--	--	--	--	--	--	--	--
Steven Kass	--	--	--	--	--	--	--	--	--

TRANSACTIONS WITH RELATED PERSONS

                Effective October 1, 2012, we entered into an agreement with our director, Philip Gotthelf, pursuant to which Mr. Gotthelf agreed to provide us with certain consulting and business development services relating to the introduction of our company to potential users, licensees, and co-developers of our products. Under this agreement, which terminated on September 30, 2013, Mr. Gotthelf is entitled to receive a 10% commission on sales if we entered into a licensing agreement with a third party and a 5% commission on sales to a third party that does not enter into a license agreement with us. In addition, we agreed that if Mr. Gotthelf is instrumental in the sale of any of our securities to a third party, we would enter into an agreement to compensate him for such services, based upon the fair market value of such services. No payments were made under such provisions during the year ended December 28, 2013, but in the event such agreements are entered into in the three years subsequent to September 30, 2013, we would be obligated to pay Mr. Gotthelf such commissions for revenues arising out of relationships he initiated. We also agreed to pay Mr. Gotthelf an expense allowance of $2,500 a month and paid him a total of $22,500 in the year ended December 28, 2013 and $7,500 in the year ended December 29, 2012. This agreement was approved by our audit committee and board of directors, with Mr. Gotthelf abstaining from such consideration.

11

AUDIT COMMITTEE REPORT*

Our Audit Committee, which operates pursuant to a written charter, assists the board of directors in fulfilling its oversight responsibilities by reviewing Tofutti Brands’ financial reporting process on behalf of the board. Management is responsible for Tofutti Brands’ internal controls, the financial reporting process and compliance with laws and regulations and ethical business standards.

EisnerAmper LLP, our independent registered public accounting firm, is responsible for expressing opinions on the conformity of the company’s consolidated financial statements with generally accepted accounting principles. The Audit Committee is responsible for overseeing and monitoring these practices. It is not the duty or responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures.

In this context, the Audit Committee reviewed and discussed with management and EisnerAmper LLP, among other things, the scope of the audit to be performed, the results of the audit performed and the independent registered public accounting firm’s fee for the services performed. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. Discussions about our audited financial statements included the auditors’ judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in our financial statements.

The Audit Committee also discussed with EisnerAmper LLP other matters required by Statement on Auditing Standards, (“SAS”) No. 61 “Communication with Audit Committees,” as amended. EisnerAmper LLP provided to the Audit Committee written disclosures and the letter required by required by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee discussed with EisnerAmper LLP the registered public accounting firm’s independence from the company.

Based on the Audit Committee’s discussion with management and EisnerAmper LLP and the Audit Committee’s review of the representations of management and the report of EisnerAmper LLP to the Audit Committee, the Audit Committee recommended to the board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 28, 2013 filed with the Securities and Exchange Commission and selected EisnerAmper LLP as the independent registered public accounting firm for the company for fiscal 2014.

Submitted by the Audit Committee of the Board of Directors of Tofutti Brands Inc.

Neal S. Axelrod, Chair
Joseph N. Himy
Scott Korman

*              The Audit Committee Report above is not considered proxy-soliciting material, is not deemed to be filed with the SEC or subject to Regulation 14A or the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing with the SEC, except to the extent we specifically incorporate this information by reference.

12

PROPOSAL II
TO APPROVE THE ADOPTION OF THE 2014 EQUITY INCENTIVE PLAN

                    Our Board is submitting for shareholder approval the 2014 Equity Incentive Plan (the “Plan”). We are requesting shareholder approval of the Plan so that the company has available a sufficient number of shares of its common stock, or the Common Stock, to meet the compensatory objectives of the Plan. If approved, the Plan would immediately become effective. The Plan provides for grants of various types of awards (“Awards”) that are designed to attract and retain highly qualified employees and directors who will contribute to the success of the company and to provide incentives to participants in this Plan that are linked directly to increases in shareholder value which will, therefore, inure to the benefit of all shareholders of the company.

                    The Plan would make 250,000 shares of our Common Stock available for Awards under the Plan. The proposed Plan also would permit performance-based Awards paid under the Plan to be tax deductible to the company as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Dilutive Effect of the Plan

                    We are committed to effectively manage our equity compensation program to minimize its impact on our stockholders. For this reason, in establishing the Plan, we considered the number of shares of Common Stock subject to the Plan and the potential dilutive effect of the Plan in evaluating the impact of the Plan on our stockholders.

                    At present, there are 5,153,706 shares of our Common Stock outstanding. We currently expect that it will take a number of years for all of the shares of Common Stock issuable under the Plan to vest and be issued. In the event that all of the shares of Common Stock that are subject to the Plan were issued, the total dilutive effect would be less than 5%. Given the limited dilutive effect of Plan, we believe that the Plan is a judicious use of equity for compensation purposes.

Why We Are Requesting Stockholder Approval of the 2014 Equity Incentive Plan

                    The approval by our stockholders of the Plan will allow us to grant incentive stock options to our employees and non-statutory stock options, stock appreciation rights, restricted stock, performance grants, stock bonuses and any other types of equity-based awards to our employees, officers and directors. We believe that our ability to grant this broad array of equity incentives is critical to secure, retain and motivate our employees and directors and to respond to market conditions and best practices, while at the same time balancing such issuances and the potential dilution to our stockholders.

                    We believe that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating persons who are expected to make important contributions to the company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the company’s shareholders.

          The following is a summary of the material terms of the Plan. The complete text of the Plan is attached as Appendix A to this proxy statement. The following summary is qualified in its entirety by reference to Appendix A.

13

SUMMARY OF THE 2014 EQUITY INCENTIVE PLAN

Shares Available For Awards

          The total number of shares reserved and available for grant and issuance pursuant to the Plan will be 250,000 shares of Common Stock. Shares of Common Stock that are

a)	subject to issuance upon exercise of an option but cease to be subject to such option Award for any reason other than exercise of such option,

b)	granted under an Award but forfeited or repurchased by the company, and

c)	granted under an Award that otherwise terminates without such shares being issued,

will not be deemed to have been issued for purposes of the total number of shares reserved and available for grant and issuance under the Plan.

          Shares may consist, in whole or in part, of authorized and unissued shares. The number of shares which are transferred to the company by a participant to pay the exercise or purchase price of an Award will be subtracted from the number of shares issued with respect to such Award for the purpose of counting shares used under the Plan. Shares withheld to pay withholding taxes in connection with the exercise or repayment of an Award will not be counted as used under the Plan. In addition, shares covered by an Award granted under the Plan which is settled in cash will not be counted as used under the Plan. The company will reserve and keep available a sufficient number of shares as will be required to satisfy the requirements of all outstanding options and other Awards granted under the Plan. All shares delivered under the Plan will be subject to stock transfer orders and other restrictions as the Administrator (described below) deems necessary or advisable, in which case, such shares will contain appropriate legends.

          In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination or exchange, reclassification or similar change in the capital structure of the company without consideration, or any merger, consolidation, spin-off, split-up, reorganization, partial or complete liquidation or other distribution of the assets of the company (other than a normal cash dividend) or similar transaction, then (a) the number of shares reserved for issuance under the Plan, (b) the exercise prices of outstanding Awards, and (c) the number and kind of shares (including shares of another issuer) subject to outstanding Awards, will be proportionately adjusted, subject to any required action by the Board or the shareholders of the company and compliance with applicable laws; provided, however, that, upon occurrence of such an event, fractions of a share will not be issued upon exercise of an Award, but will either be replaced by a cash payment equal to the fair market value of the fractional share on the effective date of such an event or will be rounded up to the nearest whole share, as determined by the Administrator, as defined below.

          All shares allocated for issuance under the Plan may be used for the issuance of incentive stock options (“ISOs”).

Administration

          The Plan will be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to qualify Awards under the Plan as “performance-based compensation” under Section 162(m)) and, to the extent applicable, Rule 16b-3 under the Securities Exchange Act of 1934 (“Rule 16b-3”), by the Board or, at the Board’s sole discretion, by the compensation or any other committee of the Board, as appointed by the Board (the “Administrator”).

14

          Subject to the general purposes, terms and conditions of this Plan, the Administrator will have full power to implement and carry out this Plan. The Administrator will have the authority to:

a)	construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

b)	prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

c)	select persons to receive Awards;

d)	determine the form and terms of Awards, including any exercise price;

e)	determine the number of shares or other consideration subject to Awards;

f)
determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the company;

g)	grant waivers of Plan or Award conditions; h) determine the vesting, exercisability and payment of Awards;

i)	correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

j)	make any adjustments necessary or desirable as a result of the granting of an Award to an eligible participant located outside the United States; and

k)	determine whether an Award has been earned.

          Any determination made by the Administrator with respect to any Award will be made in its sole discretion and such determination will be final and binding on the company and on all persons having an interest in any Award under the Plan.

          The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Administrator with respect to Awards made or to be made to eligible participants. No member of the Administrator and no officer of the company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Administrator or by any officer of the company in connection with the performance of duties under the Plan, except for such member’s or officer’s own willful misconduct or as expressly provided by law.

          The cost of administering the Plan will be borne by the company.

Eligible Participants

          ISOs may be granted only to employees (including officers and directors who are also employees) of the company. Options and stock appreciation rights may be granted only to eligible participants as to whom company shares constitute “service recipient stock,” within the meaning of the regulations under Section 409A of the Code. All other Awards may be granted to employees, officers and directors of the company. An Eligible Participant may be granted more than one Award under the Plan.

15

Types of Awards

          Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:

a)	Options;

b)	Stock appreciation rights;

c)	Restricted stock;

d)	Performance grants;

e)	Stock bonuses; and

f)
any other type of Award that is based on, related to or is in some form of shares and deemed by the Administrator to be consistent with the purposes of the Plan (including Awards to participants who are foreign nationals or are employed or performing services outside the United States), such Award to be in the form and have such conditions as the Administrator determines.

          Unless otherwise determined by the Administrator in an Award Agreement, a participant to whom a grant of stock options, stock appreciation rights, performance grants or any other Award, other than an Award of restricted stock, is made (and any beneficiary of such participant) shall have no rights as a shareholder with respect to any shares issuable pursuant to such Award until the date a stock certificate evidencing such shares or other instrument of ownership, if any, is issued to such participant. Except as provided in the Plan, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued. Participants who receive Awards of restricted stock will have all rights as shareholders with respect to the shares subject to such Award, including voting and other ownership rights. Stock dividends payable in respect of restricted stock will be subject to the same restrictions as such restricted stock.

          No Participant may receive Awards in the aggregate in any one fiscal year, subject to adjustments described above, representing more than: (i) 18,000 shares underlying options (all of which may be ISOs); and (ii) 20,000 shares underlying stock appreciation rights, restricted stock, performance grants, stock bonuses and all other stock-based Awards. Notwithstanding the foregoing, the maximum number of shares that may be granted to a participant for any one performance period (as specified in the applicable Award Agreement) underlying any Award that is intended to be “performance-based compensation” under Section 162(m) of the Code is 25,000 shares, subject to adjustments for capitalization events described above.

          Stock Options. The Administrator may grant one or more options to an eligible participant and will determine in a written and dated Award Agreement (a) whether each such option is intended be an ISO or a non-qualified stock option, (b) the number of shares subject to each such option, (c) the exercise price of each such option, (d) the period during which each such option may be exercised, (e) the method of exercise, (f) any period of continuous employment or service to the company required before exercise, and (g) all other terms and conditions of each such option, subject to the terms and conditions of the Plan.

          Notwithstanding the preceding paragraph, no option will be exercisable after the expiration of ten years from the date the option is granted, and no ISO granted to a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the company (a “ten percent shareholder”) will be exercisable after the expiration of five years from the date of grant of the ISO. The exercise price of an option will be determined by the Administrator when the option is granted and may not be less than 100% of the per share fair market value of the shares subject to such option on the date of grant of such option; provided, however, that the exercise price of any ISO granted to a ten percent shareholder will not be less than 110% of the per share fair market value of such shares on the date of such grant.

16

          For purposes of the foregoing and all other purposes under the Plan, the “fair market value” of such shares is defined in the Plan as the closing price of the company’s common stock on the NASDAQ Capital Market (or other principal national securities exchange on which the common stock is listed or admitted to trade on the determination date), as reported by a reputable service, or if there is no trading of the common stock on such date, then the closing price of the common stock as quoted on the NASDAQ Capital Market on the next preceding date on which there was trading in such shares. Alternatively, if the common stock is not listed or admitted to trade on a national securities exchange on the determination date of its value, its “fair market value” shall be as established in good faith by the Administrator determined in accordance with applicable regulations.

          The aggregate fair market value of shares with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under the Plan and any other ISO plan of the company and certain related entities) may not exceed $100,000.

          Stock Appreciation Rights. Stock appreciation rights may be granted alone or in conjunction with the grant of any other Award under the Plan. Each Award of stock appreciation rights granted under the Plan will be evidenced in an Award Agreement under which the Administrator shall determine (a) the number of shares subject to each such Award, (b) the date of the Award, (c) the base price, which may not be less that the fair market value of the shares on the date of the Award, (d) the exercise period (which may not exceed ten years from the date of the Award), (e) any period of continuous employment or service to the company required before exercise, (f) whether the stock appreciation right is being issued in conjunction with the grant of any other Award, and (g) any other terms and conditions. The number of shares subject to an outstanding Award of stock appreciation rights may be reduced on a share-for-share or other appropriate basis, as determined by the Administrator, to the extent that shares under such Award are used to calculate the cash, shares, or other securities or property of the company, or other forms or payment, or any combination thereof, received pursuant to the exercise of an option attached to such Award of stock appreciation rights, or to the extent that any other Award granted in conjunction with such Award of stock appreciation rights is paid.

          A stock appreciation right may be settled in cash or other securities or property of the company or other forms of payment at the Administrator’s discretion. Such right may be deemed to have been exercised on the day preceding the expiration date of the stock appreciation right if the right is exercisable and has a positive value at such time.

          Restricted Stock. The Administrator may grant a participant shares of the company that are subject to a substantial risk of forfeiture and transfer restrictions. The Award Agreement for such grant will determine (a) the number of shares subject to the Award, (b) the exercise price, if any, to be paid as consideration for the shares (which may be less than the then fair market value of the shares) and the time and manner of the payment, (c) any period of continuous employment or service to the company necessary before the restrictions to which the shares are subject will lapse, and (d) any other terms and conditions.

          Performance Grants. The Award of a performance grant will entitle a participant to receive a specified amount in cash, shares or other securities or property conditioned upon satisfaction of pre-established specified corporate, departmental and/or individual goals as determined by the Administrator and set forth in an Award Agreement. Awards that are intended to constitute “performance-based compensation” for purposes of Section 162(m) of the Code, shall be based on any one or more of the following performance objectives: specified levels of or increases in the company’s or a company division’s return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes and earnings before interest, taxes, depreciation and amortization; net economic profit (i.e., operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; share price (including but not limited to growth measures and total shareholder return); operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (i.e., net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; customer or employee satisfaction; the consummation of one or more acquisitions of a certain size as measured by one or more of the foregoing financial criteria; individual objectives. The Administrator may adjust performance conditions during or as soon as practicable after the end of the performance period if the Administrator determines that the performance measurement is no longer appropriate in light of the objectives of the grant, but in no circumstances will amounts payable to a “covered employee,” within the meaning of section 162(m) of the Code, be increased by any such adjustment.

17

          The Administrator may, among other things, determine and set forth in an Award Agreement (a) the period over which performance goals must be obtained, (b) the maximum award available upon full attainment of goals, (c) amounts payable, if any, for the partial attainment of such goals, (d) whether the performance grant is being made in conjunction with any other Award, (e) the performance objectives, and (f) the time and manner of payment if performance goals are obtained. At the end of the established performance period, the Administrator will determine the extent to which the performance goals have been attained and the maximum award achieved.

          At the end of the performance period, the Administrator will certify (in writing if the Award is intended to be “performance-based compensation”) the extent to which performance goals and any other conditions applicable to the performance grant have been attained before payment is made. Payment may be made in cash, shares and other securities or property of the Company as determined by the Administrator.

          The Administrator intends to administer performance grants to meet the requirements of Section 162(m) of the Code so that payments to “covered employees” will be fully deductible by the company.

          Stock Bonuses. A stock bonus is an Award of shares for past or future services rendered to the company. The Administrator may issue stock bonus Awards subject to the satisfaction of future service to the company or other conditions. The Administrator in an Award Agreement will determine what, if any, consideration must be paid by a participant for such shares, which may be less than the fair market value of the shares on the date of grant of the Award. In lieu of shares of company stock, the stock bonus may be settled in cash or a combination of cash and shares. Payment may be made in a lump sum payment or in installments.

Other Terms and Conditions

          Payment for Share Purchases. Payment for shares purchased by participants under the Plan may be made in cash (including by check), by surrender of company shares that either have been paid for and owned by the participant for more than six months (under Rule 144 of the Securities Act of 1933) or were obtained by the participant in the public market, any combination of the foregoing, or any other lawful means as determined by the Administrator in its discretion.

          Deferred Payment of Awards. The Administrator may specify in an Award that the payment of all or any portion of cash, shares, other securities or property of the company, or any other form of payment, or any combination thereof under an Award, other than an Award of options, stock appreciation rights or restricted stock, will be deferred until a later date as set forth in the Award Agreement for such Award. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Administrator determines, provided that such deferrals will be in accordance with the requirements of Section 409A of the Code. Deferred payments of Awards may be made subject to the performance of certain investment equivalents (which may include government securities, company shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include interest, dividends or other rates of return) as may accrue thereon until the payment date. Such investment equivalents and additional amounts of income equivalents will be determined by the Administrator and set forth in the Award Agreement.

18

          Change in Control. Upon a “change in control,” the applicable Award Agreement will determine the extent to which outstanding stock options and stock appreciation rights become fully exercisable, restrictions on all outstanding restricted stock lapse, outstanding performance grants will be adjusted in respect of a shortened performance period, and deferred payments become payable. For these purposes, the Plan describes a change in control, generally, as any of the following events: the acquisition by a person or group of at least 50.1% of the combined voting power of the company’s then outstanding voting securities (except certain events described in the Plan, including, an acquisition of shares by a Company employee benefit plan, a current controlling shareholder of the company or an underwriter in a firm commitment underwriting of Company securities); over a twelve-month period, a change in the majority of the membership of the Company’s Board without the endorsement of the remaining members of the Board; under circumstances described in the Plan, a merger of the company with another entity, the consolidation, liquidation or dissolution of the company; or the sale or other disposition in one or a series of transactions within a twelve consecutive month period of assets of the company having a total gross fair market value equal to at least 45% of the total gross fair market value of all assets of the company immediately prior to the acquisition of such assets; or, in the case of Plan distributions that are considered “deferred compensation” under Section 409A of the Code, a change of control event as described in applicable 409A regulations.

          Amendments and Substitutions of Awards. The terms of any outstanding Award under the Plan may be amended from time to time by the Administrator in any manner that the Administrator deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award or payments thereunder, or reduction of the exercise price of an Award); provided, however, that except to the extent that the Administrator determines that an amendment is necessary to avoid penalties or taxes under Section 409A of the Code or violation of any law or regulation, no such amendment may adversely affect in a material manner any right of a participant under such Award without the participant’s written consent. Award recipients may be required to surrender outstanding Awards as a condition to the grant of an new Award. The Administrator may modify, extend or renew any outstanding option Award without the recipient’s consent; provided, that any such modification, extension or renewal of an ISO shall be done in accordance with applicable law to preserve the option’s status as such. The exercise price of an outstanding option may be reduced, but not below the minimum exercise price set forth in the Plan.

          Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment will be effective unless and until the same is approved by shareholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Sections 162 and 422 of the Code, Rule 16b-3 and with other applicable law. In addition, the Board may condition any amendment on the approval of shareholders of the company if such approval is deemed advisable by the Board. No amendment of the Plan will adversely affect in a material manner any right of any participant with respect to any Award theretofore granted without such participant’s written consent.

          Plan Termination. The Plan shall terminate upon the earlier of the following dates or events to occur: (a) upon the adoption of a resolution of the Board terminating the Plan; or (b) the tenth anniversary of the Board’s adoption of the Plan; provided, however, that the Board may, prior to the expiration of such ten- year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than incentive stock options. The rights of a participant under any then outstanding Award may not be impaired by the termination of the Plan without the participant’s consent, subject to the Administrator’s right to amend the Plan as described above.

          Transferability. No Award shall be transferred, assigned, hypothecated, attached, pledged, garnished or otherwise encumbered in whole or in part by a participant, other than by will or the laws of descent and distribution. Options and stock appreciation rights are exercisable during the participant’s lifetime only by the participant, or in the event of the participant’s legal incapacity, by the participant’s guardian or legal representative. Notwithstanding the foregoing, an Award Agreement or amendment thereof may provide that a participant may transfer such Award (other than an ISO Award) to a family member, a trust for the benefit of a family member, a partnership or other entity in which all benefit owners are family members or any other entity affiliated with the participant as may be approved by the Administrator.

          Escrow. To enforce any conditions on participant’s shares, the Administrator may require the participant to deposit stock certificates evidencing the shares, together with appropriate stock powers, with the company or an agent designated by the Administrator to be held in escrow until such conditions have lapsed and the Administrator may cause a legend referencing such conditions to be placed on

19

          Exchange and Buyout of Awards. The Administrator may authorize the company, with the consent of the affected participant, to exchange new Awards for the surrender and cancellation of the participant’s outstanding ones. The Administrator may authorize the company to buy from a participant a previously granted Award with cash, company shares (including restricted stock), or other consideration.

FEDERAL TAX CONSEQUENCES

          The following is a brief summary of general federal income tax principles that are expected to apply to Awards made under the Plan. Award recipients must confirm all tax results with the Internal Revenue Service or their own tax advisers.

          Neither the granting of an ISO Award to an employee under the Plan nor the employee’s exercise of such option would result in any taxable income to the employee (except that a tax liability might arise pursuant to the alternative minimum tax upon exercise of the option). The tax treatment of the disposition of stock acquired by an employee upon exercise of an ISO depends on whether the employee disposes of the stock within the requisite statutory holding period, that is, the later of two years from the date of the Award or one year from the date when the stock was transferred upon exercise of the ISO (the “holding period”). If the employee disposes of the stock before the expiration of the holding period (i.e., a “disqualifying disposition”), the difference between the ISO exercise price and the fair market value of the stock at the time of exercise of the ISO will be taxed as ordinary income (and added to the employee’s basis in the ISO), and any remaining gain on the disposition of the stock will be taxed as capital gain. If, however, the employee disposes of the stock after the expiration of the holding period, the employee will have capital gain on the difference between the option exercise price and the proceeds from the disposition of the stock. The Company is not entitled to a deduction when the ISO is granted or exercised. Recipients of ISOs are required to notify the company if they make a disqualifying disposition so that the company may claim any applicable deduction attributable thereto.

          The Award of a non-qualified stock option is not taxable. When the participant exercises the non-qualified stock option, the difference between the option exercise price and the fair market value of the stock on the exercise date is taxed as ordinary income. When the participant disposes of the stock acquired upon exercise of the non-qualified stock option, any gain or loss recognized will be treated as capital gain or loss.

          Restricted stock is generally not taxable to the recipient of such an Award at the time of grant. Instead, when the shares are transferrable and no longer subject to a substantial risk of forfeiture, the recipient recognizes ordinary income equal to the excess of the fair market value of the shares received over the amount (if any) the recipient paid for such shares. Within 30 days of receiving an Award of restricted stock, however, the recipient may make an election under Section 83(b) of the Code to be taxed on the fair market value of the stock at the date of the Award rather than when the stock vests, in which case, any appreciation in the stock after it has been taxed, is taxable as capital gain when the recipient disposes of the stock.

          With respect to other Awards that would be payable either in cash or shares of Common Stock, the holder of such an Award would recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of Common Stock received (determined as of the date of such receipt) over (b) the amount, if any, paid for such shares of Common Stock by the holder of the Award at such time as the Award is not or ceases to be subject to substantial risk of forfeiture.

          The payment and taxation of Awards, other than Awards of stock options and stock appreciation rights, may be deferred in accordance with the terms of the applicable Award Agreement and the requirements of Section 409A of the Code and regulations issued thereunder. Deferred payments may be credited with interest or investment equivalents during the deferral period, as determined by the Administrator in the Award Agreement.

20

          Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, performance grant Awards paid under the Plan are “performance-based compensation” within the meaning of Section 162(m), the company would be entitled to a corresponding tax deduction at the time a participant recognizes ordinary income from any Award, for example, upon a participant’s disqualifying disposition of an ISO or exercise of a non-qualified stock option.

          Special rules might apply in the case of individuals subject to Section 16 of the Exchange Act. In particular, unless the individual makes an election under Section 83(b) of the Code, shares received pursuant to the exercise of a stock option or stock appreciation right, might be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period up to six months after the date of exercise or vesting. Accordingly, the amounts of any ordinary income recognized, and the amount of the company’s tax deduction, would be determined as of the end of such period.

          Under the Plan, the Administrator has the right to deduct from any payment made under the Plan amounts necessary to satisfy federal, state local, foreign or other tax obligations.

                    The following resolution will be offered by the Board of Directors at the Annual Meeting.

“RESOLVED: That the adoption of the 2014 Equity Incentive Plan is ratified, confirmed and approved.”

Vote Required

          The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the matter is necessary to approve the 2014 Equity Incentive Plan. Abstentions are treated as shares of common stock present in person or represented by proxy and entitled to vote and therefore, will have the effect of a vote “against” the approval of the 2014 Equity Incentive Plan. Broker non-votes will have no effect on the outcome of the vote.

Our Board of Directors unanimously recommends a vote FOR the foregoing proposal.

PROPOSAL III
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

                    EisnerAmper LLP has been our independent registered public accountants since August 2010, which was when Amper, Politziner and Mattia, LLP, our independent registered public accountants since January 2005, combined its practice with that of Eisner LLP to form EisnerAmper LLP.

                    The following resolution will be offered by the Board of Directors at the Annual Meeting.

“RESOLVED: That the selection of EisnerAmper LLP by the Board of Directors to act as our independent registered public accountants and conduct the annual audit of the financial statements of Tofutti Brands Inc. for the fiscal year ending December 27, 2014 is ratified, confirmed and approved.”

                    Our Board of Directors believes that EisnerAmper LLP has the necessary knowledge of our operations, and the personnel, professional qualifications and independence to act as our independent registered public accountants.

                    In the event this resolution does not receive the necessary votes for adoption, or if for any reason EisnerAmper LLP ceases to act as our independent registered public accountants, the Board of Directors will appoint other independent registered public accountants.

                    Our Board of Directors unanimously recommends a vote FOR the foregoing proposal.

21

                    Representatives of EisnerAmper LLP will attend the Annual Meeting. They will be available to respond to appropriate questions from shareholders at the meeting and will have an opportunity to make a statement if they desire to do so.

Fees Paid to Independent Registered Public Accountants

                    Set forth below are the aggregate fees billed for each of the last two fiscal years ended December 28, 2013 and December 29, 2012 for services rendered by EisnerAmper LLP.

	2013	2012
Audit fees	$98,000	$98,000
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total fees	$98,000	$98,000

                    Audit fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements included in our quarterly reports on Form 10-Q and services provided in connection with other statutory or regulatory filings. During fiscal 2013 and 2012, we incurred audit fees with EisnerAmper LLP in the amount of $98,000 and $98,000, respectively.

                    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported under Audit fees. No such fees were billed in fiscal 2013 or 2012.

                    Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns and tax advice. No such fees were billed in 2013 or 2012. The Audit Committee pre-approved all Audit-related fees. After considering the provision of services encompassed within the above disclosures about fees, the Audit Committee has determined that the provision of such services is compatible with maintaining EisnerAmper’s independence.

Audit Committee Pre-Approval Policies and Procedures

                    Our Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accountants. Our Audit Committee has established a policy for pre-approving the services provided by our independent registered public accountants in accordance with the auditor independence rules of the Securities and Exchange Commission.

                    The policy is designed to ensure that the Audit Committee will not delegate to management the Audit Committee’s responsibilities, including the pre-approval of services to be performed by the independent registered public accountants. The policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent registered public accountants. A proposed service may either be pre-approved by the Audit Committee, or otherwise requires the specific pre-approval of the Audit Committee, on a case-by-case basis. Any proposed services exceeding pre-approved levels will also require specific pre-approval by the Audit Committee.

                    The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. Our Audit Committee will annually review and pre-approve the services that may be provided by the independent registered public accountants without obtaining specific pre-approval from the Audit Committee. The Audit Committee may add to or deduct from the list of general pre-approved services from time to time, based on subsequent determinations. Our Audit Committee will monitor the audit services engagement on a quarterly basis and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other items. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted by our Chief Financial Officer to our Audit Committee.

22

                    All of the audit services provided by the independent registered public accountants in fiscal year 2013 were approved by the Audit Committee under its pre-approval policies, and the Audit Committee has determined that the provision of such services is compatible with maintaining EisnerAmper’s independence.

ANNUAL REPORT

          Our Annual Report on Form 10-K for the fiscal year ended December 28, 2013 (“2013 Annual Report”), as filed with the SEC, excluding exhibits, is being mailed to shareholders with this proxy statement. We will furnish any exhibit to our 2013 Annual Report free of charge to any shareholder upon written request to: STEVEN KASS, SECRETARY, TOFUTTI BRANDS INC., 50 JACKSON DRIVE, CRANFORD, NEW JERSEY 07016 OR EMAIL A REQUEST TO: info@tofutti.com.

          The 2013 Annual Report is not incorporated in, and is not a part of, this proxy statement and is not proxy-soliciting material. We encourage you to review the 2013 Annual Report together with any later information that we file with the SEC and other publicly available information. Documents we file with the SEC may be reviewed and/or obtained through the SEC’s Electronic Data Gathering Analysis and Retrieval System, or EDGAR, which is publicly available through the SEC’s website at http://www.sec.gov.

TIME FOR SUBMISSION OF SHAREHOLDER PROPOSALS

                    Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in a company’s proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to our company in a timely manner.

                    Shareholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of shareholders in 2015 may do so by following the procedures set forth in Rule 14a-8 of the Securities Exchange Act of 1934, as amended. To be eligible for inclusion, shareholder proposals must be received by us no later than January 20, 2015. Except in the case of proposals made in accordance with Rule 14a-8, for shareholder proposals to be considered at the 2015 annual meeting of shareholders, the shareholder must have given timely notice thereof in writing to our corporate secretary by January 2, 2015.

OTHER MATTERS

                    Our Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting and knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

                    Our financial statements are included in our 2013 Annual Report, which is expected to be mailed to our shareholders beginning on or about May 14, 2014.

By Order of the Board of Directors,

Steven Kass
Secretary
Dated: May 14, 2014

23

This Page Intentionally Left Blank

Appendix A

TOFUTTI BRANDS, INC.

2014 EQUITY INCENTIVE PLAN

          The following constitute the provisions of the Tofutti Brands, Inc. 2014 Equity Incentive Plan as adopted by the Board on March 26, 2014 (the “Adoption Date”).

ARTICLE 1

GENERAL PURPOSE OF PLAN; DEFINITIONS.

           1.1.          Purpose.  The purposes of this 2014 Equity Incentive Plan are (a) to enable Tofutti Brands, Inc. (the “Company”) to attract and retain highly qualified employees and directors who will contribute to the success of the Company and (b) to provide incentives to participants in this 2014 Equity Incentive Plan that are linked directly to increases in shareholder value which will therefore inure to the benefit of all shareholders of the Company.

           1.2.          Definitions.  For purposes of this Equity Incentive Plan, except as otherwise defined, capitalized terms shall have the meanings assigned to them in this Section 1.2.

(a) “Administrator” means the Board or, if and to the extent the Board elects to delegate some or all of the administration of the Plan, the Committee.

(b) “Award” means any award described in Section 4.1 of the Plan.

               (c)          “Award Agreement” means, with respect to each Award, the agreement between the Company and the Participant setting forth the terms and conditions of the Award.  An Award Agreement may be in an electronic medium, or may be limited to a notation on the Company’s books or records, but shall be signed by a representative of the Company and the Participant, unless otherwise approved by the Administrator.

               (d)          “Beneficiary” means the surviving person or persons designated by a Participant in his or her most recent written and duly filed Beneficiary designation to receive any rights and payments to which such Participant may be entitled in respect of any Award in the event of such Participant’s death.  If no such designated Beneficiary is living on the date on which any right or amount becomes payable to such Beneficiary or if such designated Beneficiary cannot be located by the Administrator after reasonable search, the Participant’s Beneficiary shall be deemed to be the legal representative of the Participant’s estate.

(e) “Board” means the Board of Directors of the Company.

(f) “Change of Control” shall have the meaning assigned to such term in Section 13.2.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

               (h)          “Committee” means the Compensation Committee or other Board committee the Board may appoint to administer the Plan.  To the extent necessary and desirable, the Committee shall be composed of individuals who are “outside directors” as described in Section 162(m)(4)(C) of the Code and applicable regulations thereunder and “non-employee directors” as defined in Rule 16b-3, and, if applicable, meet the independence requirements of the applicable exchange on which the Shares are traded.

(i) “Eligible Participant” means a common law employee, an officer or director of the Company.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

               (k)          “Exercise Price” means the per share price at which a holder of an Award may purchase the Shares issuable upon exercise of such Award, or in the case of a Stock Appreciation Right, the base price used for determining, upon exercise of such Stock Appreciation Right, the amount by which the Fair Market Value on the date when such right is exercised exceeds such base price.

               (l)           “Fair Market Value” as of a particular date shall mean the market value of a Share determined as follows:  (i) the closing price of a Share on the NASDAQ Capital Market (or other principal national securities exchange on which the Shares are listed or admitted to trade, on such date), as reported by a reputable service,  or if there is no trading of the Shares on such date, then the closing price of a Share as quoted on the NASDAQ Capital Market (or other principal national securities exchange) on the next preceding date on which there was trading in such Shares; or (ii) if the Shares are not listed or admitted to trade on a national securities exchange, the value established in good faith by the Administrator determined by the reasonable application of a reasonable valuation method in accordance with Treas. Regulation §1.409A-1(b)(5)(iv)(B).

(m) “Incentive Stock Option” means any Option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

               (n)          “Incumbent Board” means (i) the members of the Board of the Company on the Adoption Date, to the extent that they continue to serve as members of the Board, and (ii) any individual who becomes a member of the Board after the Adoption Date, if such individual’s election or nomination for election as a director was approved by a vote of at least three-quarters of the then Incumbent Board.

               (o)          “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option, including, but not limited to, any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

(p) “Option” means an option to purchase Shares granted pursuant to Article 5.

               (q)          “Participant” means any Eligible Participant selected by the Administrator, pursuant to the Administrator’s authority, to receive grants of Options, Stock Appreciation Rights, awards of Restricted Stock, Performance Grants, other types of Awards, or any combination of the foregoing.

A-2

(r) “Performance Grant” shall have the meaning assigned to the term in Article 8.

(s) “Plan” means the Tofutti Brands, Inc. 2014 Equity Incentive Plan as set forth herein and amended from time to time.

               (t)          “Qualified Performance Grant” means a Performance Grant or portion of a Performance Grant that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m)(4)(C) of the Code.  The Administrator shall designate any Qualified Performance Grant as such at the time of grant.

(u) “Restricted Stock” means Shares subject to certain restrictions granted pursuant to Article 7.

(v) “Rule 16b-3” means Rule 16b-3 of the Exchange Act.

(w) “Securities Act” means the Securities Act of 1933, as amended from time to time.

               (x)          “Share(s)” means a share of common stock of the Company, par value $0.01, reserved for issuance under or issued pursuant to the Plan, as adjusted pursuant to Article 4.5, and any successor security.

(y) “Stock Appreciation Right” means the right pursuant to an Award granted under Article 6.

(z) “Stock Bonus” means an Award granted pursuant to Article 9.

(aa) “Ten Percent Shareholder” shall have the meaning assigned to it in Section 5.3.

               (bb)       “Termination” or “Terminated” means, for purposes of the Plan with respect to a Participant, that such Participant has for any reason ceased to provide services as an employee, officer or director of the Company.  A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator, provided, that such leave is for a period of not more than six months, or, if longer, so long as reemployment or reinstatement upon the expiration of such leave is guaranteed by contract or statute, or unless some other period is provided pursuant to formal policy adopted from time to time by the Company and communicated to Participants in writing.  In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of any Award previously granted to such Participant during the period of such leave as the Administrator may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement with respect to such Option. The Administrator has sole discretion to determine whether a Participant has ceased to provide services and the applicable Termination Date, and, in the case of Awards that are subject to Section 409A of the Code, shall interpret the foregoing in a manner consistent with Treas. Reg. §1.409A-1(h).

(cc) “Termination Date” means the effective date of Termination, as determined by the Administrator.

A-3

ARTICLE 2

ADMINISTRATION.

          2.1.           Administrator’s Powers.  Subject to the general purposes, terms and conditions of this Plan, the Administrator will have exclusive and full power to implement and carry out this Plan.  Any determination with respect to the Plan or any Award made by the Administrator shall be final and binding on the Company and on all persons having an interest in any Award.  Without limitation, the powers of the Administrator shall include the authority to:

(a) construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c) select persons to receive Awards;

(d) determine the form and terms of Awards, including any Exercise Price;

(e) determine the number of Shares or other consideration subject to Awards;

               (f)           determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company;

(g) grant waivers of Plan or Award conditions;

(h) determine the vesting, exercisability and payment of Awards;

(i) correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

(j) make any adjustments necessary or desirable as a result of the granting of an Award to an Eligible Participant located outside the United States; and

(k) determine whether an Award has been earned.

          2.2.            Administrator’s Method of Acting; Liability.  The Administrator may authorize any one or more of its members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Administrator with respect to Awards.  No member of the Administrator and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Administrator or by any officer of the Company in connection with the performance of duties under the Plan, except for such member’s or officer’s own willful misconduct or as expressly provided by law.

          2.3.           Escrow.  To enforce any conditions on Shares that are the subject of an Award, the Administrator may require the Participant to deposit all stock certificates evidencing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to be held in escrow until  such conditions have lapsed or are terminated and the Administrator may cause a legend or legends referencing such conditions to be placed on the certificates.

A-4

ARTICLE 3

PARTICIPATION.

           3.1.           Participants.  Incentive Stock Options shall be granted only to employees of the Company.  Options and Stock Appreciation Rights shall be granted only to Eligible Participants with respect to whom Shares constitute “service recipient stock,” as defined in Treas. Regulation §1.409A-1(b)(5)(iii).  All other Awards may be granted to any Eligible Participant.  An Eligible Participant may be granted more than one Award under the Plan.

ARTICLE 4

AWARDS UNDER THE PLAN.

           4.1.           Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:

(a) Options;
(b) Stock Appreciation Rights;

(c) Restricted Stock;

(d) Performance Grants;

(e) Stock Bonuses; and

               (f)          any other type of Award that is based on, related to or is in some form of Shares and deemed by the Administrator to be consistent with the purposes of the Plan (including, Awards to Participants who are foreign nationals or are employed or performing services outside the United States), which shall be in the form and have such conditions as the Administrator shall determine from time to time.

           4.2.           Number of Shares Available Under the Plan.  Subject to Section 4.5, the total number of Shares reserved and available for grant and issuance pursuant to the Plan will be 250,000, all of which may be issued as Incentive Stock Options.  Shares may consist, in whole or in part, of authorized and unissued Shares.  Shares that are

(a) subject to issuance upon exercise of an Option but that cease to be subject to such Option for any reason other than exercise of such Option,

(b) granted under an Award, but forfeited or repurchased by the Company,

(c) granted under an Award that otherwise terminates without such Shares being issued,

A-5

(d) withheld to pay withholding taxes in connection with the exercise or repayment of an Award, and

(e) granted under an Award which is settled in cash

shall not be deemed to have been issued and will continue to be reserved for issuance and will be available for the grant of additional Awards under the Plan.

          The number of Shares which are transferred to the Company by a Participant to pay the exercise or purchase price of an Award will be subtracted from the number of Shares issued with respect to such Award for the purpose of counting Shares used under the Plan.

          4.3.            Maximum Annual Award.  No Participant may receive Awards (including performance-based Awards other than Qualified Performance Grants) in the aggregate in any one fiscal year, subject to adjustment as provided in Section 4.5, representing more than:  (i) 18,000 Shares underlying Options, all of which may be issued as Incentive Stock Options; and (ii) 20,000 Shares underlying Stock Appreciation Rights, Restricted Stock, Performance Grants, Stock Bonuses and all other Awards.  Notwithstanding the above, the maximum number of Shares that may be granted to a Participant for any one performance period (as specified in the applicable Award Agreement) underlying any Qualified Performance Grant is 25,000 Shares, subject to adjustment as provided in Section 4.5.

          4.4.            Reservation of Shares.  At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under the Plan and all other outstanding but unexercised Awards granted under the Plan.

           4.5.           Adjustment in Number of Shares Available Under the Plan.  In the event of (a) a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination or exchange, reclassification or similar change in the capital structure of the Company without consideration, or (b) any merger, consolidation, spin-off, split-up, reorganization, partial or complete liquidation or other distribution of the assets of the Company (other than a normal cash dividend), or any other similar transaction, then (x) the number of Shares reserved for issuance under the Plan, (y) the Exercise Price applicable to outstanding Awards, and (z) the number and kind of shares (including shares of another issuer) subject to outstanding Awards will be proportionately adjusted by the Administrator, subject to any required action by the Board or the shareholders of the Company and compliance with applicable laws.  The Administrator shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

          4.6.            Fractional Shares.  The Company shall not be required to issue any fractional shares pursuant to any Award or adjustment thereto.  The Administrator may provide for the elimination of fractions or for the settlement thereof in cash.

           4.7.           Rights with Respect to Shares.

               (a)         Unless otherwise determined by the Administrator in an Award Agreement, a Participant to whom an Award of Restricted Stock has been made (and any Beneficiary of such Participant) shall have voting and other ownership rights with respect to such Restricted Stock during the period such Award is subject to a substantial risk of forfeiture, and dividends and other distributions paid on such Restricted Stock shall be subject to the same restrictions as the Restricted Stock to which such dividends or other distributions relate.

A-6

               (b)          Unless otherwise determined by the Administrator in an Award Agreement, a Participant to whom a grant of any Award, other than an Award of Restricted Stock, has been  made (and any Beneficiary of such Participant) shall have no rights as a shareholder with respect to any Shares issuable pursuant to any such Award until the date a stock certificate evidencing such Shares or other instrument of ownership, if any, is issued to such Participant.  Except as provided in Section 4.5, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

ARTICLE 5

STOCK OPTIONS.

          5.1.            Grant: Form of Option Award Agreement.  The Administrator may grant one or more Options to an Eligible Participant and will determine and set forth in an Award Agreement the following terms:  (a) whether each such Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option, (b) the number of Shares subject to each such Option, (c) the Exercise Price of each such Option, (d) the period during which each such Option may be exercised, (e) the method of exercise of such Option, (f) any period of continuous employment or service to the Company of the Participant that is necessary before such Options shall become exercisable, and (g) any other terms and conditions, subject to the terms and conditions of the Plan.

          5.2.            Date of Grant.  The date of grant of an Option will be the date on which the Administrator makes the determination to grant such Option, unless otherwise specified by the Administrator.  Such date shall be stated in the Award Agreement.

          5.3.            Exercise Period.  Each Option shall be exercisable within the times or upon the occurrence of one or more events and/or conditions determined by the Administrator and set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten years from the date the Option is granted; and provided, further, however, that no Incentive Stock Option granted to a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company, as determined under Section 422 of the Code and regulations issued thereunder  (each, a “Ten Percent Shareholder”), will be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.  The Administrator also may provide for an Option to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Administrator determines.

          5.4.            Exercise Price.  The Exercise Price of an Option will he determined by the Administrator when the Option is granted and shall be not less than 100% of the per share Fair Market Value of the Shares subject to such Option on the date of grant of such Option; provided, however, that the Exercise Price of any Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than 110% of the per share Fair Market Value of such Shares on the date of such grant.  Payment for the Shares purchased shall be made in accordance with Article 10 of the Plan.

          5.5.            Limitations on Incentive Stock Options.  The aggregate Fair Market Value (as determined as of the date of grant) of Shares with respect to which Incentive Stock Option(s) are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company) shall not exceed $100,000, or such other annual limitation  established under Section 422 of the Code, and any Option granted in excess of such amount will be deemed to be a Non-Qualified Stock Option.

A-7

          5.6.            Modification, Extension or Renewal.  The Administrator may modify, extend or renew any outstanding Option and authorize the grant of one or more new Options in substitution thereof, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted.  Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) and other applicable provisions of the Code.   The Administrator may reduce the Exercise Price of any outstanding Option of a Participant without the consent of the Participant affected by delivering a written notice to the Participant; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 for Options granted on the date the action is taken to reduce such Exercise Price.

          5.7.            Disqualifying Dispositions of ISOs.  As a condition to any Award of an Incentive Stock Option, each Participant in receipt thereof shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition (as defined in Section 421(b) of the Code) of any Shares acquired pursuant to the exercise of such Incentive Stock Option.

ARTICLE 6

STOCK APPRECIATION RIGHTS.

          6.1.            Grant of Stock Appreciation Rights.  The Administrator may grant Participants Stock Appreciation Rights.  A Stock Appreciation Right is the right of the Participant to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate Exercise Price of such right or such portion thereof as established by the Administrator at the time of the grant of such Award, provided that such Exercise Price may not be less than 100% of the per share Fair Market Value of the Shares covered by such Award of Stock Appreciation Right on the date of such Award.

          6.2.            Terms.  The Administrator may grant Stock Appreciation Rights to an Eligible Participant and will determine and set forth in an Award Agreement the following terms:  (a) the number of Shares to be subject to such Award, (b) the date of grant of the Award, (c) the Exercise Price, (d) the period during which each such Stock Appreciation Right may be exercised, provided that no Stock Appreciation Right granted may be exercised more than ten years after its date of such Award, (e) any period of continuous employment or service to the Company of the Participant that is necessary before such Stock Appreciation Rights shall become exercisable, (f) whether such Stock Appreciation Right is being issued in conjunction with the grant of an Option or other Award, and (g) any other terms and conditions, subject to the terms and conditions of the Plan.

          6.3.            Exercise.
`

               (a)          An Award of Stock Appreciation Rights shall entitle the Participant to either (i) exercise such Award and receive payment in accordance with such Award or (ii) surrender unexercised, along with the Option (or other Award) to which the Stock Appreciation Right is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefore, without payment to the Company, that number of Shares  having an aggregate value equal to the excess of the Fair Market Value of one Share, at the time of such exercise, over the Exercise Price per share, times the number of Shares subject to the Award of Stock Appreciation Rights or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be.

A-8

               (b)          The Administrator shall be entitled to elect to settle the obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash or other securities or property of the Company, or other forms of payment, or any combination thereof as determined by the Administrator, equal to the aggregate value of the Shares the Company would otherwise be obligated to deliver.  Any such election by the Administrator shall be made as soon as practicable after the receipt by the Company of written notice of the exercise of such Stock Appreciation Rights.  The value of a Share, other securities or property of the Company, or other forms of payment determined by the Administrator for this purpose shall be the Fair Market Value of a Share on the last business day next preceding the date of the election to exercise such Stock Appreciation Rights, unless the Administrator determined otherwise in the Award Agreement with respect to such Stock Appreciation Rights.

               (c)          An Award of Stock Appreciation Rights may provide that such Stock Appreciation Rights shall be deemed to have been exercised on the scheduled expiration date of such Stock Appreciation Rights or of any related Option (or other Award), if at such time such Stock Appreciation Right is exercisable and has a positive value.  Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in Paragraph 6.3(a) and (b).

ARTICLE 7

RESTRICTED STOCK.

          7.1.            Grant.  An Award of Restricted Stock is an immediate transfer of ownership of Shares to an Eligible Participant, subject to a substantial risk of forfeiture and/or restrictions on transfer of such Shares.

          7.2.            Form of Restricted Stock Award.  The Administrator may grant Restricted Stock to an Eligible Participant and will determine and set forth in an Award Agreement the following terms:  (a) the number of Shares subject to the Award, (b) the Exercise Price, if any, to be paid as consideration for the Shares and the time and manner of such payment, (c) any period of continuous employment or service to the Company by the Participant that is necessary before the Shares become non-forfeitable and transferable, and (d) any other terms and conditions, subject to the terms and conditions of the Plan.

          7.3.            Exercise Price.  The Exercise Price of Shares granted pursuant to an Award of Restricted Stock, if any, will be determined by the Administrator on the date of such Award.   The Exercise Price may be less than the Fair Market Value of such Share on the date of the Award.  Payment of the Exercise Price shall be made in accordance with Article 10 of the Plan.

A-9

ARTICLE 8

PERFORMANCE GRANTS.

          8.1.          Award.

               (a)          The Award of a Performance Grant to a Participant will entitle such Participant to receive a specified amount (the “Performance Grant Actual Value”) upon satisfaction of specified corporate, division, departmental and/or individual goals as determined by the Administrator, subject to Section 8.1(b).  Performance Grants may be issued in different classes or series having different names, terms and conditions.

               (b)          Qualified Performance Grants shall be based on any one or more of the following performance objectives:  specified levels of or increases in the Company’s or a division of the Company’s return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes and earnings before interest, taxes, depreciation and amortization; net economic profit (i.e., operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; Share price (including but not limited to growth measures and total shareholder return); operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (i.e., net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; customer or employee satisfaction; the consummation of one or more acquisitions of a certain size as measured by one or more of the financial criteria listed above in this Section 8.1(b); individual objectives.

          8.2.            Terms.  The Administrator may grant Performance Grants to an Eligible Participant and will determine and set forth in an Award Agreement the following terms, which need not be the same for each Participant:

               (a)          the maximum value of each Performance Grant (the “Maximum Value”), which may be a fixed amount, an amount which varies from time to time based in whole or in part on the then current value of Shares or other securities or property of the Company, or an amount that is determinable from other criteria specified by the Administrator;

               (b)          whether such Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other type of Award, or any combination thereof under the Plan, concurrently or subsequently granted to such Participant (the “Associated Award”), and whether the Performance Grant shall be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid or otherwise received by the Participant;

(c) the award period (“Performance Grant Award Period”) over which the Maximum Value may be earned;

               (d)          the performance objectives to be attained within the Performance Grant Award Period, which performance objectives shall be based on such measure or measures of  performance as the Administrator shall determine, subject to Section 8.1(b), and may be applied on an absolute basis or relative to industry or other indices, or any combination thereof;

A-10

               (e)          the extent to which the Performance Grant will be payable upon the Participant’s Termination prior to the end of a Performance Grant Award Period or if the performance objectives are met in part; and

(f) the time and manner of payment of the Performance Grant Actual Value.

          8.3.            Adjustment of Performance Objectives.  Unless otherwise provided in the Award Agreement, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof may be adjusted in any manner by the Administrator at any time and from time to time during or as soon as practicable after the Performance Grant Award Period, if it determines that such performance measures, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, are not appropriate under the circumstances in light of the objectives of the Performance Grant; provided, however, that Qualified Performance Grants shall in no event be adjusted to increase the amount payable under such award to any “covered employee,” within the meaning of Section 162(m)(3) of the Code.

           8.4.           Determination of Performance Grant Actual Values.  The Administrator shall determine whether the terms and conditions of a Performance Grant have been met and, if so, shall ascertain the Performance Grant Actual Value payable to the Participant.  In the case of a Qualified Performance Grant, the Administrator shall certify in writing prior to payment of the Performance Grant Actual Value that the performance objectives and any other material terms of the Award were in fact satisfied.  The Performance Grant Actual Value shall be equal to the Maximum Value of such Performance Grant only if the stated performance objectives are attained in full.  If a Performance Grant has no Performance Grant Actual Value, such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with such Associated Award’s terms.  If a Performance Grant has a Performance Grant Actual Value and (a) was not awarded in conjunction with an Associated Award, the Administrator shall cause an amount equal to the Performance Grant Actual Value of such Performance Grant to be paid to the Participant or the Participant’s Beneficiary; or (b) was awarded in conjunction with an Associated Award, the Administrator shall determine, in accordance with the Award Agreement, whether to (i) cancel such Performance Grant, in which event no amount in respect thereof shall be paid to the Participant or the Participant’s Beneficiary, and the Associated Award may be permitted to continue in effect in accordance with the Associated Award’s terms, (ii) pay the Performance Grant Actual Value to the Participant or the Participant’s Beneficiary, in which event such Associated Award may be canceled, or (iii) pay to the Participant or the Participant’s Beneficiary, the Performance Grant Actual Value of only a portion of such Performance Grant, in which case a complimentary portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Administrator.

          8.5.            Payment.  Determination of the Performance Grant Actual Value shall be made as promptly as practicable following the end of the Performance Grant Award Period.  Payment of any amount in respect of the Performance Grants which the Administrator determines to pay as provided in this Article 8 shall be made in cash, Shares, other securities or property of the Company, or other forms or payment, or any combination thereof or in such other manner, as determined by the Administrator.

A-11

ARTICLE 9

STOCK BONUSES.

    9.1.      Awards of Stock Bonuses.  A Stock Bonus is an Award of Shares for past or future services rendered to the Company.  A Stock Bonus shall be awarded pursuant to an Award Agreement (the “Stock Bonus Agreement”) in such form as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan.  A Stock Bonus may be conditioned  upon satisfaction of such service or other conditions as are set out in advance in the Award Agreement.

    9.2.      Terms of Stock Bonuses.  The Administrator will determine the number of Shares to be awarded to each Participant as a Stock Bonus and any consideration to be paid therefor, which consideration may be less than the Fair Market Value of Shares on the date of the Award of such Stock Bonus.

    9.3.      Form of Payment.  The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as set forth in the Stock Bonus Agreement.  Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Administrator shall determine and set forth in the Stock Bonus Agreement.

ARTICLE 10

PAYMENT FOR SHARE PURCHASES.

    10.1.    Payment.  Payment for Shares purchased pursuant to this Plan may be made (a) in cash (by check); (b) by surrender of non-forfeitable, unrestricted Shares that either (i) have been owned by the Participant for more than six months and have been paid for within the meaning of Rule 144 promulgated under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) were obtained by Participant in the public market; (c) by any combination of the foregoing; or (d) by any other lawful means as the Administrator, in its sole discretion, may determine.  To the extent permitted by the Administrator and permitted by applicable law, regulation or rule, the Exercise Price of an Option may be satisfied from the proceeds of a sale through a bank or broker on the date of exercise of some or all of the Shares to which the exercise relates pursuant to a broker assisted exercise program provided by such bank or broker.

ARTICLE 11

DEFERRED PAYMENT OF AWARDS.

    11.1.    Deferral Terms.  To the extent permitted by law, the Administrator may specify in any Award Agreement, other than an Award Agreement providing for Options, Stock Appreciation Rights or Restricted Stock, that the payment of all or any portion of cash, Shares, other securities or property of the Company, or any other form of payment, or any combination thereof under an Award shall be deferred until a later date set forth in such Award Agreement.  Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Administrator shall determine; provided,  however, that such deferrals shall be made in accordance with the requirements of Section 409A of the Code.  Deferred payments may be made subject to the performance of certain investment equivalents, together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Administrator and set forth in the Award Agreement.

A-12

ARTICLE 12

AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN.

    12.1.    Amendments and Substitutions.  The terms of any outstanding Award under the Plan may be amended from time to time by the Administrator in any manner that the Administrator deems appropriate (including, but not limited to, acceleration of the date of vesting of any Award and/or payments thereunder, or reduction of the Exercise Price of an Award); provided, however, that except to the extent that the Administrator determines that an amendment is necessary to avoid penalties or taxes under Section 409A of the Code or violation of any law or regulation, no such amendment shall adversely affect in a material manner any right of a Participant under such Award without the Participant’s written consent. The Administrator may permit or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

ARTICLE 13

CHANGE IN CONTROL.

    13.1.    Effect of a Change in Control.  An Award Agreement shall determine the extent to which, in the case of a Change in Control, (a) a Participant’s rights to each outstanding Stock Option and Stock Appreciation Right shall become exercisable, (b) restrictions with respect to Restricted Stock shall lapse, (c) outstanding Performance Grants shall be adjusted in respect of a shortened Performance Grant Award Period, and (d) deferred payments under Section 11.1 shall be payable.

    13.2.    Change in Control.  For this purpose, except as otherwise provided in an Award Agreement, a Change in Control shall he deemed to occur when any of the following events first occurs:

(a)     any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act) who is not such on the day preceding a transaction becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing at least 50.1% of the combined voting power of the voting securities entitled to vote generally in the election of directors (“Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control:  (i) any acquisition of such percentage of Voting Securities by or from the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company, (ii) any acquisition by an unrelated third party of such percentage of Voting Securities from a person who as of the Adoption Date was a controlling shareholder of the Company, (iii) any acquisition by an underwriter in any firm commitment underwriting of securities to be issued by the Company, or (iv) any acquisition by any corporation (or other entity) and the combined voting power of the then outstanding voting securities of such corporation (or other entity), are beneficially owned, directly or indirectly, by  all or substantially all of the individuals or entities who, immediately prior to such acquisition, were the beneficial owners of the then outstanding Shares and the Voting Securities in substantially the same proportions, respectively, as their ownership immediately prior to the acquisition of the shares and voting shares;

A-13

(b)     a change in the composition of the Incumbent Board during any 12-month period, as a result of which fewer than a majority of the directors are members of the Incumbent Board without the endorsement of the remaining members of the Incumbent Board;

(c)     the consummation of a merger (other than a merger where the Company is the survivor when there is no accompanying Change in Control under clause (a) of this Section 13.2), consolidation, liquidation or dissolution of the Company;

(d)     the sale or other disposition by the Company, in one transaction or a series of related transactions within any period of 12 consecutive months, of assets of the Company that have a total gross fair market value equal to at least 45% of the total gross fair market value of all assets of the Company immediately prior to the acquisition of such assets; provided, however, notwithstanding the foregoing, in the case of an Award that is subject to Section 409A of the Code, no event shall be determined to be a Change in Control unless such event also constitutes a “change in control event,” as defined in Section 409A of the Code and regulations thereunder, as modified to reflect the foregoing percentages.

ARTICLE 14

PLAN AMENDMENT OR SUSPENSION.

    14.1.    Plan Amendment or Suspension.  The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by shareholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Sections 162 and 422 of the Code, Rule 16b-3 and with other applicable law.  In addition, the Board may condition any amendment on the approval of shareholders of the Company if such approval is deemed advisable by the Board,  No amendment of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant’s written consent.

ARTICLE 15

PLAN TERMINATION.

    15.1.    Method of Plan Termination.  The Plan shall terminate upon the earlier of the following dates or events to occur:  (a) upon the adoption of a resolution of the Board terminating the Plan; or (b) the tenth anniversary of the Adoption Date; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options.

    15.2.    Effect of Termination on Outstanding Awards.  No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without such person’s consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Administrator may make amendments permitted under Article 14.

A-14

ARTICLE 16

SHAREHOLDER ADOPTION.

    16.1.    Shareholder Approval.  The Plan shall be submitted to the shareholders of the Company for their approval at a meeting of the shareholders of the Company to be duly held before the first anniversary of the Adoption Date.

ARTICLE 17

TRANSFERABILITY.

   Transferability.  No Award granted shall be transferred, assigned, hypothecated, attached, pledged, garnished or otherwise encumbered in whole or in part by a Participant, other than by will or the laws of descent and distribution, and all Options and Stock Appreciation Rights shall be exercisable during a Participant ‘s lifetime only by such Participant, or in the event of the Participant’s legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law.  Notwithstanding the preceding sentence, the Administrator may expressly provide in an Award Agreement (or an amendment to an Award Agreement) that a Participant may transfer such Award (other than an Incentive Stock Option), in whole or in part, to a spouse or lineal descendant (a “Family Member”), a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Administrator.

ARTICLE 18

CERTIFICATES.

    18.1.    Legal Restrictions: Stock Legends.  All Shares or other securities delivered under this Plan will be subject to such stock transfer orders and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements promulgated under such laws or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall contain appropriate legends.

ARTICLE 19

EXCHANGE AND BUYOUT OF AWARDS.

    19.1.    Exchange.  The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

    19.2.    Buyout of Awards. The Administrator may, at any time or from time to time, authorize the Company to buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

A-15

ARTICLE 20

LEGAL COMPLIANCE.

    20.1.    Compliance with Applicable Laws.  An Award will not be effective and no Shares shall be issued with respect to any Award unless counsel for the Company shall be satisfied that such Award or issuance is in compliance with all applicable federal and state securities laws, foreign legal requirements, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.  Notwithstanding any other provision in this Plan, the Company shall have no obligation to issue or deliver stock certificates for Shares under this Plan prior to:  (a) obtaining any approvals from governmental agencies that the Administrator determines are necessary or advisable; and (b) completing any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Administrator determines to be necessary or advisable.

    20.2.    Compliance with Rule 16b-3.  It is the intent of the Company that the Plan comply in all respects with Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is deemed not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

    20.3.    Compliance with Section 162(m) of the Code.  It is the intent of the Company that the Plan shall be administered in accordance with the requirements of Section 162(m) of the Code, but only to the extent necessary and desirable for Awards under the Plan to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.

    20.4.    Compliance with Non-Qualified Deferred Compensation Requirements.
Notwithstanding any other provision of the Plan to the contrary, (a) to the extent that any payment of or in connection with an Award constitutes a payment under a “non-qualified deferred compensation plan,” as defined in Section 409A of the Code, such payment shall be made in compliance with Section 409A of the Code, or, if applicable, Section 457A of the Code, and necessary requirements therefor shall be set forth in the applicable Award Agreement to the extent not provided in this Plan, (b) the Plan and Award shall be interpreted in a manner consistent with Section 409A and any provisions hereof that would cause a payment of non-qualified deferred compensation to be subject to taxation under Section 409A may be modified by the Administrator in an Award Agreement, and (c) any adjustment of Shares or prices per Share, substitution of Awards, or modification of Awards permitted under the Plan shall not cause the affected Award to fail to comply with the requirements of Section 409A of the Code.

    20.5.     No Obligation to Register Shares or Awards.  The Company will be under no obligation to register the Shares under the Securities Act or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

ARTICLE 21

MISCELLANEOUS PROVISIONS.

    21.1.    No Right to Employment or Continuation of Relationship.  Nothing in this Plan or any Award granted under the Plan will confer or be deemed to confer on any Participant any right to  continue in the employ of, or to continue any other service relationship with, the Company or limit in any way the right of the Company to terminate Participant’s employment or other service relationship at any time, with or without cause.

A-16

    21.2.    No Rights Unless Specifically Granted.  No employee or other person shall have any claim or right to be granted an Award under the Plan, any contract, agreement or otherwise.  Determinations made by the Administrator under the Plan need not be uniform and may be made selectively among Eligible Participants under the Plan, whether or not such Eligible Participants are similarly situated.

    21.3.    No Rights Until Written Evidence Delivered.  No Participant or other person shall have any right with respect to the Plan, the Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award, in the form of an Award Agreement, shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming unclear or through such recipient) have been met.

    21.4.    Right to Withhold Payments.  The Company shall have the right to authorize deduction from any payment made under the Plan, all applicable federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment or may require the Participant or Beneficiary to pay to it such tax prior to and as a condition of the making of such payment.  In accordance with any applicable administrative guidance it establishes, the Administrator may allow a Participant or Beneficiary to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Shares due as a result of such Award, or by permitting the Participant or beneficiary to deliver to the Company Shares having a Fair Market Value, as determined by the Administrator, equal to the minimum amount of such required withholding taxes.

    21.5.    Expenses of Administration.  The expenses of the Plan shall be borne by the Company.

    21.6.    Unfunded Plan.  The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general unsecured creditors.

    21.7.    No Guarantee of Tax Consequences.  Notwithstanding any other provision of the Plan, no person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment shall be applicable with respect to the tax treatment of any Award, any amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment shall apply to or be available to a Participant on account of participation in the Plan, or that any of the foregoing amounts shall not be subject to taxes and/or interest charges under Sections 83, 409A, 422, 457A or any other Section of the Code.

    21.8.    Validity, Construction: Interpretation.  The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Award Agreements and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, or the State of Delaware.

A-17

This Page Intentionally Left Blank

☐

TOFUTTI BRANDS INC.

50 Jackson Drive
Cranford, New Jersey 07016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Mintz and Steven Kass, or either of them, attorneys or attorney of the undersigned, for and in the names(s) of the undersigned, with power of substitution and revocation in each to vote any and all shares of common stock, par value $.01 per share, of Tofutti Brands Inc. (the “Company”), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Annual Meeting of Shareholders of the Company to be held on June 10, 2014 at 10:00 a.m. at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey and at any adjournment or adjournments thereof, hereby revoking any prior proxies to vote said shares, upon the following items of business more fully described in the notice of and proxy statement for such Annual Meeting (receipt of which is hereby acknowledged):

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

TOFUTTI BRANDS INC.

June 10, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The notice of annual meeting, proxy statement and form of proxy card are available at http://www.astproxyportal.com/ast/06247

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

  Please detach along perforated line and mail in the envelope provided.

20630030000000000000 3	061014

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1. The election of six Directors.			2.	To approve the adoption of the 2014 Equity Incentive Plan.	☐	☐	☐
		NOMINEES:
☐	FOR ALL NOMINEES	O DAVID MINTZ O NEAL AXELROD O JOSEPH N. HIMY O SCOTT KORMAN O REUBEN RAPOPORT O FRANKLYN SNITOW
					FOR	AGAINST	ABSTAIN
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		3.	To ratify the selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2014.	☐	☐	☐

☐	FOR ALL EXCEPT (See instructions below)		4.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE (i) ELECTION OF THE SIX NOMINEES FOR DIRECTOR NAMED IN ITEM 1 AND (ii) “FOR” PROPOSALS 2 AND 3.

INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
		☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.